                                AMENDMENT NO. 2
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          Dated as of December 6, 1994
                              AMENDED AND RESTATED
                            as of September 29, 1995


                 THIS AMENDMENT NO. 2 dated as of January 15, 1996 (this "Amendment") is entered into among ROADMASTER CORPORATION, a Delaware corporation ("RMC"), ROADMASTER LEISURE INC., a corporation incorporated under the laws of the province of Ontario, Canada ("RML"), WILLOW HOSIERY COMPANY, INC., a New York corporation ("Willow"), HUTCH SPORTS USA INC., a Delaware corporation ("Hutch"), NELSON/WEATHER-RITE, INC., a Delaware corporation ("NWR"), and ROADMASTER RECEIVABLES CORPORATION, an Illinois corporation ("RRC") (RMC, RML, Willow, Hutch, NWR and RRC being sometimes hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower"), the financial institutions named on the signature pages of this Amendment as "Lenders," and BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, as agent for the Lenders (in such capacity as agent, the "Agent"). Capitalized terms used herein but not defined herein shall have the meanings provided in the Loan Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Borrowers, the Lenders and the Agent are parties to a certain Loan and Security Agreement dated as of December 6, 1994, as amended and restated as of September 29, 1995, and as further amended as of October 31, 1995 pursuant to Amendment No. 1 thereto (the "Loan Agreement"); and

                 WHEREAS, the Borrowers, the Lenders and the Agent have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

                 NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

                 Section 1. Amendment of the Loan Agreement. Subject to the fulfillment of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                 (a)  The definition of "Eligible Inventory" contained in
         Section 1.1 is amended to delete "shipped to RMC from Asia" from clause 2 of the proviso contained therein and to substitute "shipped to a Borrower from Asia" therefor.





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

                 (b) The definition of "Individual Borrowing Base" contained in
         Section 1.1 is amended and restated as follows:

                       "Individual Borrowing Base" means:

                          (a) at any time with respect to RMC, the sum of (1)
                 eighty-five percent (85%) of the Net Amount of Eligible Accounts of RMC at such time plus (2) an amount equal to the lesser of (A) $100,000,000, and (B) (i) sixty percent (60%) of the value of Eligible Inventory of RMC at such time plus (ii) any Seasonal Inventory Advance Amount in effect for RMC at such time. During Fiscal Year 1996, the Seasonal Inventory Advance Amount shall be in effect for RMC (x) from January 15, 1996 through and including February 15, 1996, and (y) during up to four (4) additional one-month periods during the period commencing on July 1, 1996 and ending on December 31, 1996, which periods shall be selected by RMC by giving twenty (20) days' prior written notice of such selection to the Agent. Thereafter, the Seasonal Inventory Advance Amount may be in effect for two (2) two-consecutive-month periods during each twelve-month period (including, in any twelve-month period that includes any period during Fiscal Year 1996 for which the Seasonal Inventory Advance Amount shall be in effect for RMC, such period), each selected by RMC by giving twenty (20) days' prior written notice of such selection to the Agent.

                          (b) at any time with respect to RML, the sum of (1)
                 eighty-five percent (85%) of the Net Amount of Eligible Accounts of RML at such time plus (2) an amount equal to the lesser of (A) $7,500,000, and (B) (i) sixty percent (60%) of the value of Eligible Inventory of RML at such time plus (ii) any Seasonal Inventory Advance Amount in effect for RML at such time. During Fiscal Year 1996, the Seasonal Inventory Advance Amount shall be in effect for RML during the months of January, April, June and December. Thereafter, the Seasonal Inventory Advance Amount may be in effect for two (2) two-consecutive-month periods during each twelve-month period (including, in any twelve-month period that includes any period during Fiscal Year 1996 for which the Seasonal Inventory Advance Amount shall be in effect for RML, such period), each selected by RML by giving twenty (20) days' prior written notice of such selection to the Agent.

                          (c) at any time with respect to Willow, the sum of
                 (1) eighty-five percent (85%) of the Net Amount of Eligible Accounts of Willow at such time plus (2) an amount equal to the lesser of (A) $10,000,000, and (B) (i) sixty percent (60%) of the value of Eligible Inventory of Willow at such time plus
                 (ii) any Seasonal Inventory Advance Amount in effect for Willow at such time. During Fiscal Year 1996, the Seasonal Inventory Advance Amount shall be in effect for Willow during the months of February, March, April and May. Thereafter, the Seasonal Inventory Advance Amount may be in effect for two (2) two-consecutive-month periods during each twelve-month period (including, in any twelve-month period





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

                 that includes any period during Fiscal Year 1996 for which the Seasonal Inventory Advance Amount shall be in effect for Willow, such period), each selected by Willow by giving twenty
                 (20) days' prior written notice of such selection to the Agent.

                          (d) at any time with respect to Hutch, the sum of (1)
                 eighty-five percent (85%) of the Net Amount of Eligible Accounts of Hutch at such time, and (2) an amount equal to the lesser of (A) $10,000,000, and (B) (i) sixty percent (60%) of the value of Eligible Inventory of Hutch at such time plus
                 (ii) any Seasonal Inventory Advance Amount in effect for Hutch at such time. During Fiscal Year 1996, the Seasonal Inventory Advance Amount shall be in effect for Hutch during the months of March, April, May and June. Thereafter, the Seasonal Inventory Advance Amount may be in effect for two (2) two-consecutive-month periods during each twelve-month period (including, in any twelve-month period that includes any period during Fiscal Year 1996 for which the Seasonal Inventory Advance Amount shall be in effect for Hutch, such period), each selected by Hutch by giving twenty (20) days' prior written notice of such selection to the Agent.

                          (e) at any time with respect to NWR, the sum of (1)
                 eighty-five percent (85%) of the Net Amount of Eligible Accounts of NWR at such time, and (2) an amount equal to the lesser of (A) $30,000,000, and (B) (i) sixty percent (60%) of the value of Eligible Inventory of NWR at such time plus (ii) any Seasonal Inventory Advance Amount in effect for NWR at such time. During Fiscal Year 1996, the Seasonal Inventory Advance Amount shall be in effect for NWR during the months of January, February, March and April. Thereafter, the Seasonal Inventory Advance Amount may be in effect for two (2) two-consecutive-month periods during each twelve-month period (including, in any twelve-month period that includes any period during Fiscal Year 1996 for which the Seasonal Inventory Advance Amount shall be in effect for NWR, such period), each selected by NWR by giving twenty (20) days' prior written notice of such selection to the Agent.

                          (f) with respect to RRC, eighty-five percent (85%) of
                 the Net Amount of Eligible Accounts of RRC.

                 (c) Section 5.7 is amended to add the following immediately following the first sentence thereof:

                 In addition, the Borrowers will provide the Agent, on a weekly basis, with a current forecast of Availability, and Individual Availability for each Borrower, for the thirteen (13) weeks commencing on the date of such forecast.

                 (d) The first sentence of Section 8.10 is amended and restated as follows:

                 No Borrower shall (a) directly or indirectly declare or make, or incur any liability





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

                 to make, any Distribution, or (b) make any change in its capital structure which could adversely affect the repayment of the Obligations.

                 (e)  Section 8.27 is amended and restated as follows:

                          8.27  Availability.

                          (a) RMC shall maintain Individual Availability of not less than the applicable amount set forth below at all times during the calendar month of the Fiscal Year indicated:

                      Amount           Calendar Month              Fiscal Year
                      ------           --------------              -----------
                 $ 1,000,000           January                         1996
                 $ 4,750,000           February                        1996
                 $ 5,000,000           March                           1996
                 $ 5,000,000           April                           1996
                 $ 1,000,000           May                             1996
                 $ 2,000,000           June                            1996
                 $ 5,000,000           July                            1996
                 $ 5,000,000           August                          1996
                 $ 3,000,000           September                       1996
                 $ 1,000,000           October                         1996
                 $ 1,500,000           November                        1996
                 $ 1,500,000           December                        1996

                                        and

                 $ 2,000,000           Each calendar month
                                        thereafter

                          (b) The Borrowers shall maintain Availability of not
                 less than the applicable amount set forth below at all times during the calendar month of the Fiscal Year indicated:

                      Amount           Calendar Month              Fiscal Year
                      ------           --------------              -----------
                 $ 5,500,000           January                         1996
                 $ 7,000,000           February                        1996
                 $ 7,000,000           March                           1996
                 $ 7,000,000           April                           1996
                 $ 7,500,000           May                             1996
                 $ 8,500,000           June                            1996
                 $14,000,000           July                            1996





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

                 $14,000,000           August                          1996
                 $14,000,000           September                       1996
                 $15,000,000           October                         1996
                 $15,000,000           November                        1996
                 $15,000,000           December                        1996

                                         and

                 $15,000,000           Each calendar month
                                         thereafter

                 Section 2. Senior Subordinated Notes. Reference is hereby made to clause (2) of Section 8.15 of the Loan Agreement, which, among other things, sets forth the conditions under which RMC may pay interest on the Debt outstanding under the Subordinated Revolver, in amounts not to exceed $5,875,000 semiannually, to enable the Parent to pay interest which is then due and payable on the Senior Subordinated Notes. With respect to such payment proposed to be made on January 16, 1996, such conditions would include, without limitation, a requirement that after giving effect to such payment, Individual Availability with respect to RMC would be at least $1,000,000, and Availability would be at least $6,000,000. The Lenders hereby agree, solely for purposes of such payment proposed to be made on January 16, 1996, subject to the provisos contained in this sentence, to waive such minimum Individual Availability and Availability requirements; provided, that the amount of such payment permitted to be made by RMC on interest on Debt outstanding under the Subordinated Revolver shall not exceed $4,375,000; and provided, further, that after giving effect to such payment (i) Individual Availability with respect to RMC would be at least $750,000, (ii) Availability would be at least $4,500,000, and (iii) there would not have occurred any Default or Event of Default.

                 Section 3. Conditions to Amendment. This Amendment shall become effective upon satisfaction of the following conditions:

                 (a) the receipt by the Agent, by facsimile transmission, of signed counterparts of this Amendment, executed by each Lender, each Borrower and each other party thereto, and the execution of this Amendment by the Agent; provided that each Lender, each Borrower and each other party thereto shall promptly thereafter execute and deliver to the Agent eight original counterparts of this Amendment.

                 (b) the receipt by the Agent, by facsimile transmission, of signed counterparts of an Acknowledgment and Reaffirmation Agreement, executed by each Borrower and each other party thereto; provided that each Borrower and each other party thereto shall promptly thereafter execute and deliver to the Agent eight original counterparts of such Acknowledgment and Reaffirmation.

                 (c) the receipt by the Agent, by facsimile transmission, of signed counterparts of a letter agreement concerning the payment by the Borrowers of certain fees and other





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
         matters, executed by each Lender and each Borrower, and the execution of such letter agreement by the Agent; provided that each Lender and each Borrower shall promptly thereafter execute and deliver to the Agent eight original counterparts of such letter agreement.

                 (d) the receipt by the Agent, by facsimile transmission, of signed counterparts of a letter agreement concerning the payment by the Parent of certain fees and other matters, executed by the Parent and each Borrower; provided that the Parent and each Borrower shall promptly thereafter execute and deliver to the Agent eight original counterparts of such letter agreement.

                 Section 4. Representations and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, (ii) the representations and warranties contained in the Loan Agreement are correct in all material respects as though made on and as of the date of this Amendment, and (iii) no Event of Default has occurred and is continuing.

                 Section 5.  Reference to and Effect on the Loan Agreement.

                 (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended hereby.

                 (b) Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement or of any Default or Event of Default in existence on the date of this Amendment.

                 Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                 Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Illinois.





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
                 Section 8. Section Titles. The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.


                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of January 15, 1996.


                                           ROADMASTER CORPORATION


                                           By:
                                              ----------------------------------
                                              Title:
                                           ROADMASTER LEISURE INC.


                                           By:
                                              ----------------------------------
                                              Title:



                                           WILLOW HOSIERY COMPANY, INC.


                                           By:
                                              ----------------------------------
                                              Title:



                                           HUTCH SPORTS USA INC.


                                           By:
                                              ----------------------------------
                                              Title:





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

                                           NELSON/WEATHER-RITE, INC.


                                           By:
                                              ----------------------------------
                                              Title:



                                           ROADMASTER RECEIVABLES CORPORATION


                                           By:
                                              ----------------------------------
                                              Title:



                                           BANKAMERICA BUSINESS CREDIT, INC.,
                                           as the Agent


                                           By:
                                              ----------------------------------
                                              Vice President



                                           BANKAMERICA BUSINESS CREDIT, INC.,
                                           as a Lender


                                           By:
                                              ----------------------------------
                                              Vice President



                                           DEUTSCHE FINANCIAL SERVICES
                                           CORPORATION, as a Lender


                                           By:
                                              ----------------------------------
                                              Vice President





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

                                           MELLON BANK, N.A., as a Lender


                                           By:
                                              ----------------------------------
                                              Vice President



                                           NATIONSBANK OF GEORGIA, N.A.,
                                           as a Lender


                                           By:
                                              ----------------------------------
                                              Vice President



                                           GREEN TREE FINANCIAL SERVICING
                                           CORPORATION, as a Lender


                                           By:
                                              ----------------------------------
                                              Vice President



                                           NATIONAL BANK OF CANADA, a Canadian
                                           chartered bank, as a Lender


                                           By:
                                              ----------------------------------
                                              Vice President


                                           By:
                                              ----------------------------------


                                           FIRST BANK NATIONAL ASSOCIATION,
                                           as a Lender


                                           By:
                                              ----------------------------------
                                              Vice President





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

Acknowledged and Agreed as of
this ___ day of January, 1996

INTERNATIONAL SPORTS AND
FITNESS, INC.



By:
   ---------------------------------------

 Title:
       -----------------------------------




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